Exhibit 99.1 ARTEMIS-UC Phase 2 APOLLO-CD Phase 2a DATA READOUTS December 7, 2022

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Agenda Introduction & Executive Summary Mark McKenna, Chairman & CEO ARTEMIS-UC & APOLLO-CD Allison Luo, MD, Chief Medical Officer Phase 2 Study Results Translational Data Olivier Laurent, PhD, Chief Scientific Officer Closing Remarks Mark McKenna, Chairman & CEO Analyst Q&A Prometheus Team & KOL: Bruce E. Sands, MD 3

Introductory Remarks Mark McKenna, Chairman & CEO 4

ARTEMIS-UC Phase 2 Topline Results Allison Luo, MD, Chief Medical Officer 5

Executive Summary: Positive Results from Phase 2 ARTEMIS-UC Study

Study population: refractory with high disease severity:

- 47% were previously treated with at least 1 advanced therapy*
- 73% with baseline Mayo endoscopy subscore of 3

Primary and all ranked secondary endpoints for Cohort 1 were met

Endpoint	Δ	Result	p-value
Clinical Remission Week 12	**Δ 25.0%**	**26.5% PRA023 vs. 1.5% placebo**	**$p < 0.0001$**
Endo Improvement Week 12	**Δ 30.8%**	**36.8% PRA023 vs. 6.0% placebo**	**$p < 0.0001$**

- Immunogenicity rate was low during induction therapy (10.3%) and did not impact efficacy
- Interim analysis indicated positive trend for enhanced treatment effects in CDx+ subjects
- PRA023 was well tolerated with no safety signal identified

* Advanced therapy: approved biologics and small molecules for UC (including ozanimod, tofacitinib, and upadacitinib)

Prometheus Biosciences 6

ARTEMIS-UC Placebo-Controlled Phase 2 Study Design

COHORT 1 TO EVALUATE EFFICACY OF PRA023

Key Inclusion Criteria

- Moderately to severely active UC
- No/insufficient response and/or intolerance to conventional or advanced therapy

Primary Endpoint

- Clinical remission at week 12 by 3 component Modified Mayo Score

Secondary Endpoints (α-controlled)

- Endoscopic improvement; clinical response; symptomatic remission; mucosal healing; histologic improvement; histologic-endoscopic mucosal improvement; IBDQ response



Randomization
CDx status (+/-)
Prior biologic (y/n)
PRA023 (N=60)
Placebo (N=60)
Induction Primary Endpoint
Open Label Extension
Day 1
1000 mg IV
Week 2
500 mg IV
Week 6
500 mg IV
Week 10
500 mg IV
Week 12
Endoscopy

COHORT 2 TO ENRICH FOR CDx+ SUBJECTS (includes CDx+ from initial cohort)

Key Inclusion Criteria

- As in Cohort 1
- Must also be CDx+



Randomization
Prior biologic (y/n)
PRA023, N = per interim analysis / DMC (~40)
Placebo, N = per interim analysis / DMC (~40)
Induction Primary Endpoint
Open Label Extension
Day 1
1000 mg IV
Week 2
500 mg IV
Week 6
500 mg IV
Week 10
500 mg IV
Week 12
Endoscopy

Prometheus Biosciences 7

Subject Disposition in the 12-Week Double-Blind Induction Period Randomized N=135 Randomized and Treated (ITT) N=135 Placebo, N=67 PRA023, N=68 Discontinued treatment, N=7 (10.4%) Discontinued treatment, N=0 Primary reason: Primary reason: Adverse events, n=2 (3.0%) Adverse events, n=0 Lack of efficacy, n=2 (3.0%) Subject decision, n=0 Subject decision, n=2 (3.0%) Lack of efficacy, n=0 Prohibited medication, n=1 (1.5%) Prohibited medication, n=0 Completed, N=60 (89.6%) Completed, N=68 (100%) 8

Baseline Disease Characteristics and Demographics Placebo (N = 67) PRA023 (N = 68) Overall (N = 135) Age, years, mean (SD) 42.2 (16.3) 40.4 (14.4) 41.3 (15.3) Female, n (%) 29 (43%) 34 (50%) 63 (47%) Weight, kg, mean (SD) 77 (18.5) 74 (19.6) 75 (19) Geographic region, n (%) Eastern Europe 39 (58%) 39 (57%) 78 (58%) North America 17 (25%) 20 (29%) 37 (27%) Western Europe 8 (12%) 7 (10%) 15 (11%) Australia 3 (4%) 2 (3%) 5 (4%) Duration of disease, years, mean (SD) 6.3 (6.2) 6.7 (6.4) 6.5 (6.3) Extent of disease, n (%) 7 (10%) 2 (3%) 9 (7%) Proctosigmoiditis 28 (42%) 35 (52%) 63 (47%) Left-sided colitis 32 (48%) 31 (46%) 63 (47%) Pancolitis 3 Component Modified Mayo Score (mMS), mean (SD) 7.1 (1.1) 6.9 (1.2) 7.0 (1.2) Mayo Endoscopy Score (MES), n (%) 2 14 (21%) 22 (32%) 36 (27%) 3 53 (79%) 46 (68%) 99 (73%) Concomitant immunomodulator use, n (%) 11 (16%) 7 (10%) 18 (13%) Concomitant corticosteroid use, n (%) 39 (58%) 35 (52%) 74 (55%) Number of prior advanced therapies exposed, n (%) 35 (52%) 36 (53%) 71 (53%) 0 8 (12%) 12 (18%) 20 (15%) 1 12 (18%) 14 (21%) 26 (19%) 2 12 (18%) 6 (9%) 18 (13%) ≥3 9

Subjects Treated with PRA023 Achieved Significant Differences in Primary and Secondary Endpoints at Week 12 Compared to Placebo 100% Placebo N=67 PRA023 N=68 D 43.8% 90% p <0.0001 80% D 30.8% 66.2% 70% p <0.0001 D 25.0% 60% p <0.0001 50% 36.8% 40% 26.5% 30% 22.4% 20% 6.0% 10% 1.5% 0% Clinical Remission Endoscopic Improvement Clinical Response Clinical remission per mMS is defined as endoscopic subscore of 0 or 1, rectal bleeding subscore of 0, and stool frequency subscore of 0 or 1 and not greater than Baseline; Endoscopic improvement is defined as endoscopy subscore ≤ 1 with no friability; Clinical response per mMS is defined as reduction from Baseline ≥ 2 points and ≥ 30% in 3-component Modified Mayo Score, accompanied by a reduction ≥ 1 in rectal bleeding subscore or absolute rectal bleeding subscore ≤ 1. P-values for testing the treatment difference are based on Cochran-Mantel-Haenszel test 10 adjusted for prior biologic exposure status and CDx status. All endpoints are statistically significant according to multiplicity controlled 2-sided alpha of 0.05. Subjects Achieving Endpoint (%)

Treatment with PRA023 Led to Symptom Control as Early as Week 1 7 Placebo PRA023 6 *** 5 4 *** *** *** 3 6 0 1 10 12 Week 11 Nominal p-values, * p<0.05, ** p<0.01, ***p<0.001. Error bars depict Standard Error Partial Mayo Score (mean +/- SE)

Analysis of ARTEMIS-UC Cohort 1 for CDx Effect Reinforces Confidence in Precision Approach 60 • First prospective use of a companion diagnostic in IBD • Payer/physician research suggests 10% absolute increase is a compelling improvement over all-comers 40 37.5% • Based on efficacy data and confidence in the precision approach, an interim analysis of the CDx was conducted to evaluate its performance in ulcerative colitis 25.0% 21.2% • While only limited patient numbers are available, clinical 20 remission of 37.5% in CDx+ patients was observed, compared with 25.0% for all-comers • Initial trend expected to be confirmed with ARTEMIS-UC Cohort 2 data in 2Q 2023 0 All−comers CDx+ CDx− Clinical Remission 12 Placebo-adjusted effect size (%)

PRA023 Was Well-Tolerated As Induction Therapy Placebo PRA023 Treatment Emergent Adverse Events, n (%) N = 67 N = 68 Subjects with any AE (n, %) 27 (40.3%) 28 (41.2%) Subjects with any Severe (Grade ≥ 3) AE 3 (4.5%) 0 † Subjects with any Drug-Related AE 1 (1.5%) 3 (4.4%) Subjects with an AE Leading to Study Drug Discontinuation 3 (4.5%) 0 Subjects with any SAE 5 (7.5%) 0 Subjects with any Drug-Related SAE 0 0 Death 0 0 Subject with any AE of Special Interest 12 (17.9%) 10 (14.7%) Acute Infusion Reaction* 0 0 Peri-Infusion Reaction^ 1 (1.5%) 0 Infection and Infestation 11 (16.4%) 10 (14.7%) Database lock when all subjects completed Week 12 or early terminated during the Induction Period. * Acute infusion reaction: events as defined by the MedDRA hypersensitivity SMQ occurring within 1 hour of completion of infusion ^ Peri-infusion reaction: events as defined by the MedDRA hypersensitivity SMQ occurring within 24 hour of completion of infusion † 13 All mild to moderate AEs resolved as study drug continued

Most Common (>2 Subjects in Any Group) Treatment-Emergent Adverse Events Are Comparable Across Treatment Groups Placebo PRA023 Adverse Events, n (%) N = 67 N = 68 COVID-19 3 (4.5%) 5 (7.4%) Upper respiratory tract infection 3 (4.5%) 1 (1.5%) Headache 3 (4.5%) 3 (4.4%) Colitis ulcerative 6 (9.0%) 1 (1.5%) 14

ARTEMIS-UC: Highly Differentiated Profile of Strong Efficacy with Favorable Tolerability Strong Efficacy Results No Safety Signal Identified PRA023 was well-tolerated with no safety 12-Week Clinical Remission delta 25% signal identified 12-Week Endoscopic Improvement delta 30.8% Low Immunogenicity Favorable Signal in CDx+ Low ADA level of 10.3% in ulcerative colitis Interim analysis showed positive trend for enhanced treatment effect in CDx+ subjects Did not impact efficacy or safety 15

APOLLO-CD Phase 2a Results Allison Luo, MD, Chief Medical Officer 16

Executive Summary: Positive Results from Phase 2a APOLLO-CD Study Study population was highly refractory with 70.9% biologic-experienced Successful Proof of Concept for PRA023 for the induction of endoscopic response and clinical remission in CD Endoscopic Response vs. 12% historical placebo p = 0.002 26.0% Week 12 vs. 16% historical placebo p < 0.001 Clinical Remission 49.1% Week 12 • Endoscopic response and clinical remission were • Rate of immunogenicity was low (14.5%) and observed in subjects previously exposed to biologic did not impact efficacy or safety therapy and with or without concomitant therapies • PRA023 was well tolerated in subjects with • Early onset of action as measured by symptoms and moderately to severely active Crohn’s disease disease biomarker with no safety signal identified * Advanced therapy: approved biologics and small molecules for UC (including ozanimod, tofacitinib, and upadacitinib) 17

APOLLO-CD Study Design

Phase 2a, Multi-Center, Open-Label Study to Evaluate the Safety, Efficacy, and Pharmacokinetics of PRA023 in Subjects with Moderately to Severely Active Crohn's Disease

Induction (N = 55)

Screening (Week -5)

Day 1	Week 2	Week 6	Week 10	Week 12
1000 mg IV	500 mg IV	500 mg IV	500 mg IV	

Induction Primary Endpoint

Open-Label Extension

RESPONDERS (decrease in CDAI of ≥100 points or CDAI < 150)

- Randomization 1:1
  - PRA023 250 mg IV Q4W
  - PRA023 100 mg IV Q4W

NON-RESPONDERS: Termination

Key Inclusion Criteria

- Moderately to severely active CD by CDAI
- Endoscopically active disease by SES-CD (≥4 points for isolated ileal disease; otherwise, ≥6 points)
- No/insufficient response and/or intolerance to conventional or biologic therapy (capped biologic-exposed stratum at 70%)

Objectives

Primary

- Safety and tolerability
- Endoscopic improvement at Week 12

Key Secondary

- Clinical remission at Week 12
- Clinical response at Week 12
- Endoscopic and clinical improvement at Week 12
- Biomarker and clinical improvement at Week 12
- Normalization of C-reactive protein among subjects with elevated concentrations at baseline, at Week 12
- Normalization of fecal calprotectin among subjects with elevated concentrations at baseline, at Week 12

Prometheus Biosciences 18

High Retention of Subjects in the 12-Week Induction Period Treated, N = 55 Discontinued treatment, N = 2 (3.6%) Primary reason: Adverse events, n = 1 (1.8%) Lack of efficacy, n = 1 (1.8%) Completed Induction, N = 53 (96.4%) 19

Baseline Characteristics and Demographics PRA023 (N = 55) Age, years, mean (SD) 39.1 (15.7) Female, n (%) 21 (38.2%) Weight, kg, mean (SD) 77.6 (20.6) Geographic region, n (%) 33 (60%) North America 13 (23.6%) Eastern Europe 7 (12.7%) Western Europe 2 (3.6%) Rest of world (Australia) Duration of disease, years, mean (SD) 10.29 (9.27) Extent of disease, n (%) 8 (14.5%) Ileal 15 (27.3%) Colonic Ileocolonic 32 (58.2%) Baseline CDAI Score, mean (SD) 317.9 (67.2) Baseline SES-CD, mean (SD) 13.4 (6.7) Concomitant immunomodulator use, n (%) 8 (14.5%) Concomitant corticosteroid use, n (%) 22 (40%) Number of prior exposure to biologic therapy, n (%) 16 (29.1%) 0 10 (18.2%) 1 10 (18.2%) 2 ≥3 19 (34.5%) 20

PRA023 Achieved Significant Differences for Primary and Secondary Endpoints at Week 12 Compared to Historic Placebo 70.0% p < 0.001 60.0% 50.0% p = 0.002 40.0% 30.0% 49.1% 20.0% 10.0% 26.0% 0.0% Endoscopic Response Clinical Remission P-values were computed for the testing of the null hypothesis of 12% for endoscopic response in the per-protocol population (N=50) and 16% for clinical remission at Week 12 for the full analysis set (N=55); Endoscopic response was defined as reduction of SES-CD by ≥ 50% (pre-specified using data from the per protocol population [eligible 21 participants who received at least 2/4 planned doses and had a final colonoscopy at Week 12]); Clinical remission was defined as CDAI ≤ 150 points (full analysis set). Proportion of Subjects (%)

PRA023 Reduced Symptoms and Signs of Disease as Measured by Mean CDAI – Statistically Significant Improvement as Early as Week 1 300 ** *** 250 *** *** 200 *** 150 0 1 6 10 2 12 Weeks Nominal p-values, * p<0.05, ** p<0.01, ***p<0.001. Error bars depict Standard Error. 22 CDAI, Mean (+/-SE)

PRA023 Was Well-Tolerated As Induction Therapy All-causality TEAEs Treatment-related TEAEs (N = 55) (N = 55) Subjects with ≥ 1 AE(s) 43 (78.2%) 4 (7.3%) 8 (14.5%) 0 (0%) Subjects with ≥ 1 Serious AEs (SAEs) 3 (5.5%) 0 (0%) Subjects with ≥ 1 Severe (Grade ≥ 3) AE(s) 2 (3.6%) 0 (0%) Subjects discontinued due to AEs Death 0 (0%) 0 (0%) Subjects with ≥ AE of Special Interest 0 (0%) 0 (0%) Acute Infusion Reaction* Peri-Infusion Reaction^ 0 (0%) 0 (0%) Infection and Infestation 25 (45.5%) 1 (1.8%) No clinically meaningful changes in ECG, vital signs, or laboratory values were noted TEAE: treatment-emergent adverse events * Acute infusion reaction: events as defined by the MedDRA hypersensitivity SMQ occurring within 1 hour of completion of infusion 23 ^ Peri-infusion reaction: events as defined by the MedDRA hypersensitivity SMQ occurring within 24 hours of completion of infusion

Most Common (>2 Subjects) Treatment-Emergent Adverse Events During Induction Are As Expected for CD Study PRA023 Adverse Events, n (%) N = 55 6 (10.9%) COVID-19 Urinary Tract Infection 5 (9.1%) 5 (9.1%) Crohn’s disease 4 (7.3%) Anemia 3 (5.5%) Nasopharyngitis 3 (5.5%) Fatigue 24

Analysis of APOLLO-CD Confirms Relevance of SNPs Used on Diagnostic Assay • Predictive power of the predefined SNPs was validated using an alternative Crohn’s disease-specific algorithm 60 • Patient selection using the alternate algorithm resulted in 45.0% 45.0% endoscopic response versus 26% in all-comers 40 • While the original algorithm provided limited benefit, the alternative algorithm provides enhanced performance 26.0% across clinical and endoscopic outcomes 20 13.3% • The alternative Crohn’s-specific algorithm will be carried forward into the phase 3 program 0 All−comers CDx+ CDx− Endoscopic Response 25 Proportion of Subjects (%)

APOLLO-CD: Strong Proof of Concept with Favorable Tolerability Established POC No Safety Signal Identified PRA023 was well-tolerated with no safety 12-Week Endoscopic Response 26.0% signal identified 12-Week Clinical Remission 49.1% Low Immunogenicity Signal in CDx+ Low ADA level of 14.5% in Crohn’s disease Predictive power of prespecified genetic markers was validated using an alternative CD specific Did not impact efficacy or safety algorithm which showed 45% (9/20) endoscopic response relative to all-comers of 26% (13/50) 26

Fibrosis & Inflammation Biomarkers Olivier Laurent, PhD, Chief Scientific Officer 27

PRA023 Had a Statistically Significant Impact on Multiple Markers of Inflammation and Fibrosis in APOLLO-CD PRA023 reduced biomarkers of active fibrosis in disease tissue • Reduced expression of fibrosis gene signatures and individual genes involved in fibrotic tissue remodeling • Decreased proportion of activated fibroblasts involved in collagen deposition PRA023 reduced systemic and local markers of inflammation • Decreased infiltration of effector CD4+ T cells in disease tissue • Decreased Th1 and Th17 gene expression signatures in disease tissue • Decreased levels of pro-inflammatory cytokines in the circulation 28

PRA023 Reduced Fibrosis Pathways in Disease Tissue PRA023 reduced: • Expression of a composite signature of 24-genes associated with penetrating 1 fibrosis • Level of expression in individual genes (MMP3, MMP9, COL1A1) • Proportion of activated fibroblasts in disease tissue After Before After Before treatment treatment treatment treatment Fibrosis signature in % of activated fibroblasts disease tissue in disease tissue 29 1. Xiong, S. et al. Gut 71, 1289–1301 (2022) | including extracellular protease and collagens Relative expression

PRA023 Reduced Inflammatory Pathways in Disease Tissue PRA023 reduced: • Pro-inflammatory cytokines in the circulation (IL-1β, IL-6, IL-17A, IL-22 and IL-9) while increasing IL-10 • Expression of Th1 and Th17 in disease tissue • CD4+ effector T cells in disease tissue Before After Before After treatment treatment treatment treatment Th1 signature in Th17 signature in disease tissue disease tissue 30 Relative expression

Two Positive Studies Position PRA023 for Potential Leadership in IBD and Beyond TWO POSITIVE TRIALS PIONEERING PRECISION First precision medicine results in IBD Positive studies in both UC and CD provide confidence to bring disease- with highly competitive efficacy and specific CDx into Ph 3 for UC and CD safety results ADDRESSING INFLAMMATION + FIBROSIS MOMENTUM CONTINUES Pleiotropic mechanism of action is the Registrational studies expected to begin in 2023 first in IBD to directly mitigate both inflammation and fibrosis Pathway to first-in-class and best-in-class Pipeline-in-a-product potential 31

Bruce Sands, MD Question & Answer Chief of Gastroenterology Mt. Sinai Health System Prometheus Team with KOL 32